Exhibit 99.1

NEWS RELEASE

COMSTOCK SELLS LEGACY MINING ASSETS

TO MACKAY PRECIOUS METALS INC.

VIRGINIA CITY, NEVADA, June 22, 2026 – Comstock Inc. (NYSE: LODE) (“Comstock,” “our” and the “Company”), today announced that it has executed a Securities Purchase Agreement (the “SPA”) to sell 100% of its mineral, mining, processing and related mining district real estate entities to Mackay Precious Metals Inc. (“Mackay”), a wholly owned subsidiary of Mackay Gold & Silver Corp., for an aggregate transaction value of over $45 million, consisting of over $30 million in cash and stock payments, a retained 1.5% NSR royalty, the assumption of all reclamation obligations and liabilities, and an additional contingent future payment of $10 million. Mackay will acquire 100% of four Comstock subsidiaries: Comstock Mining LLC, Comstock Processing LLC, Comstock Exploration and Development LLC, and Comstock Real Estate Inc., including all patented and unpatented mining claims, town lots, processing facilities, operating permits and water rights.

“This transaction achieves a critical milestone in our transformation from a hard rock, junior mining company to our growing, global, renewable metals and materials company, that potentially unlocks high value for our shareholders, delivers and reallocates non-dilutive capital to fund that growth, simplifies our business model and reduces costs while retaining real upside through both equity in MACK and potential future NSR royalties,” stated Corrado De Gasperis, Comstock’s CEO. “Mackay has now assembled a historic, world-class district with highly sophisticated capital partners, board members and management, coupled with a geological development plan that we support and remain vested in, to potentially unlock the discovery of millions of gold and silver ounces and the associated potential share value across the entirety of the historic mining district. We support all of Darwin’s and the Mackay team’s plans.”

Upon closing, the Company will have received $20 million in cash, plus 2 million shares of Mackay Gold & Silver (TSXV: MACK, OTCQB: MKGSF) valued at over $3.5 million at recent prices. A secured, second-tranche cash payment of $7 million is due within 18 months. Mackay may elect to satisfy up to $2 million of the second-tranche payment through the issuance of additional Mackay Gold & Silver Corp. shares, subject to the pricing thresholds and conditions set forth in the SPA. All reclamation obligations and liabilities will be assumed by the sold entities and all associated reclamation and surety bond deposits and collateral will also be assigned and remain with the sold entities.

Comstock expects the divestiture to reduce ongoing costs associated with maintaining these mining assets, permits, environmental compliance obligations and related activities, resulting in over $1.5 million in annualized savings.

The Company will also retain a 1.5% NSR royalty from sales of silver, gold, and all other valuable minerals and products extracted from these properties, subject to the terms of the Royalty Agreement. Mackay has the option to repurchase the royalty at any time for $3.5 million in cash. Comstock will further share in the success of Mackay’s exploration and development activities through a contingent payment of $10 million if, within seven years following closing, (i) Mackay makes a decision to proceed with the construction of a mine on any of the properties, or (ii) Mackay is sold, merged, or otherwise participates in a change-of-control transaction with aggregate consideration of at least $500 million. If the contingent payment does not occur, the value of the NSR buy-out doubles to $7 million.

This transaction follows Mackay’s very successful lease of Comstock’s Northern Targets starting in June 2023, and the purchase of those properties in December 2024 for a total value of $3.85 million. Over the life of these transactions, Comstock received approximately $8 million when adding prior lease payments and reimbursed expenses to the sale.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) innovates and commercializes technologies, systems and supply chains that enable, support and sustain clean energy systems by efficiently, effectively, and expediently extracting and converting under-utilized natural resources into reusable metals, like silver, aluminum, gold, and other critical minerals, primarily from end-of-life photovoltaics.

To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its X.com, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

For investor inquiries:

Judd B. Merrill, Chief Financial Officer

Tel (775) 413-6222

ir@comstockinc.com

For media inquiries:

Zach Spencer, Director of External Relations

Tel (775) 847-7573

media@comstockinc.com

Forward-Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “forecast,” “seek,” “target,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: expectations regarding the completion of the proposed securities offering, future market conditions; future explorations or acquisitions, divestitures, spin-offs or similar distribution transactions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; and future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: sales of, and demand for, our products, services, and/or properties; industry market conditions, including the volatility and uncertainty of commodity prices; the speculative nature, costs, regulatory requirements, and hazards of natural waste resource identification, exploration, development, availability, recycling, extraction, processing, and refining activities, including operational or technical difficulties, and risks of diminishing quantities or insufficiency of grades of qualified resources; changes in our planning, exploration, research and development, production, and operating activities; research and development, exploration, production, operating, and other variable and fixed costs; throughput rates, margins, earnings, debt levels, contingencies, taxes, capital expenditures, net cash flows, and growth; restructuring activities, including the nature and timing of restructuring charges and the impact thereof; employment and contributions of personnel, including our reliance on key management personnel; the costs and risks associated with developing new technologies; our ability to commercialize existing and new technologies; the impact of new, emerging, and competing technologies on our business; the possibility of one or more of the markets in which we compete being impacted by political, legal, and regulatory changes, or other external factors over which we have little or no control; the effects of mergers, consolidations, and unexpected announcements or developments from others; the impact of laws and regulations, including permitting and remediation requirements and costs; changes in or elimination of laws, regulations, tariffs, trade, or other controls or enforcement practices, including the potential that we may not be able to comply with applicable regulations; changes in generally accepted accounting principles; adverse effects of climate changes, natural disasters, and health epidemics, such as the COVID-19 outbreak; global economic and market uncertainties, changes in monetary or fiscal policies or regulations, the impact of terrorism and geopolitical events, volatility in commodity and/or other market prices, and interruptions in delivery of critical supplies, equipment and/or raw materials; assertion of claims, lawsuits, and proceedings against us; potential inability to satisfy debt and lease obligations, including because of limitations and restrictions contained in the instruments and agreements governing our indebtedness; our ability to raise additional capital and secure additional financing; interruptions in our production capabilities due to equipment failures or capital constraints; potential dilution from stock issuances, recapitalization, and balance sheet restructuring activities; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to maintain the listing of our securities on any securities exchange or market; and our ability to implement additional financial and management controls, reporting systems and procedures and comply with Section 404 of the Sarbanes-Oxley Act, as amended. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.